SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                  APRIL 2, 2001
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                              POWERCOLD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       NEVADA                   33-19584               23-2582701
(STATE  OF  INCORPORATION)   (COMMISSION  FILE  NO.)   (IRS EMPLOYER IDENT. NO.)

                               103 GUADALUPE DRIVE
                               CIBOLO, TEXAS 78108
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                       210 659-8450
                         (REGISTRANT'S TELEPHONE NUMBER)
















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ITEM  1  -  CHANGES  IN  CONTROL  OF  REGISTRANT
     None

ITEM  2  -  ACQUISITION  OR  DISPOSITION  OF  ASSETS
     None

ITEM  3  -  BANKRUPTCY  OR  RECEIVERSHIP
     None

ITEM  4  -  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
     None

ITEM  5  -  OTHER  EVENTS

Effective March 30, 2001, for a twelve month period, the company has engaged Legg Mason Wood Walker, Incorporated, Corporate Finance, to serve as financial advisor to the Company for related investment banking services. In such capacity, Legg Mason shall be available for advice, and shall advise the Company with respect to such financial matters as the Company shall from time to time request, including matters relating to (a) capital raising, whether from institutional and other investors or lenders or from the private placement of debt instruments or equity securities, (b) public offerings of debt or equity securities, (c) the structure of debt or equity financings, (d) acquisitions and other business ventures, (e) stockholder and securities dealer relations, and
(f)  commercial  banking  relations.

ITEM  6  -  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
     None

ITEM  7  -  FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     None

ITEM  8  -  CHANGE  IN  FISCAL  YEAR
     None



                              POWERCOLD CORPORATION
                                    FORM 8-K
                                   Signatures

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     POWERCOLD  CORPORATION


     Date:  April  2,  2001

     /s/ Francis L. Simola
----------------------------------
     Francis  L.  Simola
     President  and  CEO